Visa Inc. Fiscal First Quarter Financial Results February 6, 2013 Exhibit 99.2

Fiscal First Quarter 2013 Financial Results 2
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the terms  "believe," "continue," “expect," and similar references to the future.
Examples of such forward-looking statements include, but are not limited to, statements we make about revenues, client incentives, expenses, operating margin, tax rate, earnings per share, capital expenditures, free cash flow and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
•
the impact of laws, regulations and marketplace barriers, including:
•
rules capping debit interchange reimbursement fees promulgated under the U.S. Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act;
•
rules under the Dodd-Frank Act expanding issuers' and merchants' choice among debit payment networks;
•
increased regulation outside the United States and in other product categories;
•
increased government support of national payment networks outside the United States; and
•
rules about consumer privacy and data use and security;
•
developments in litigation and government enforcement, including
•
those affecting interchange reimbursement fees, antitrust and tax and
•
our failure to make our multidistrict interchange litigation settlement effective;
•
economic factors, such as:
•
an increase or spread of the current European crisis involving sovereign debt and the euro;
•
a failure to raise the “debt ceiling” in the United States and its repercussions;
•
cross-border activity and currency exchange rates;
•
material changes in our clients' performance compared to our estimates; and
•
other global economic, political and health conditions;
•
industry developments, such as competitive pressure, rapid technological developments and disintermediation from the payments value stream;
•
system developments, such as:
•
disruption of our transaction processing systems or the inability to process transactions efficiently;
•
account data breaches or increased fraudulent or other illegal activities involving our cards; and
•
issues arising at Visa Europe, including failure to maintain interoperability between our systems;
•
costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
•
loss of organizational effectiveness or key employees;
•
failure to integrate acquisitions successfully or to effectively launch new products and businesses; and
the other factors discussed in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement, because of new information or future developments or otherwise.

Fiscal First Quarter 2013 Financial Results 3
Solid Fiscal First Quarter Results
• Strong operating revenues of $2.8 billion, up 12% over prior year
• Quarterly net income of $1.3 billion, up 26%, and diluted earnings per share of $1.93, up 30% over prior year
• Continued positive secular trends and spending momentum
contributed to growth in key underlying business drivers
• Repurchased 9 million shares of class A common stock in the open market at an average price of $145.40 per share, using $1.3 billion of cash on hand

Fiscal First Quarter 2013 Financial Results 4
971
598
373
1,008
642
366
Total Visa Inc. Credit Debit
2011
2012
U.S.
517
ROW
454
U.S.
229
ROW
369
U.S.
521
ROW
487
U.S.
250
ROW
392
U.S.
271
ROW 95
U.S.
288
ROW 85
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
7% (2%) 4%
YOY Change
(constant)
6% 10% (0%)
Note: Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW = Rest of World
Quarter ended September

Fiscal First Quarter 2013 Financial Results 5
993
616
378
1,075
687
388
Total Visa Inc. Credit Debit
2011
2012
U.S.
529
ROW
464
U.S.
237
ROW
379
U.S.
292
ROW 85
U.S.
544
ROW
531
U.S.
262
ROW
425
ROW106
U.S.
282
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
12% 3% 8%
YOY Change
(constant)
9% 12% 4%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
ROW = Rest of World
Quarter ended December

Fiscal First Quarter 2013 Financial Results 6
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
6% 3% 1% 4% 27%
YOY Change
(constant)
1% 8% 4% 20% 36%
Note: Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
Quarter ended September
2011
2012
517
272
89
56
37
521
290
92
57
47
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle
East and Africa

Fiscal First Quarter 2013 Financial Results 7
Payments Volume
US$ in billions, nominal, except percentages
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
YOY Change
(nominal)
13% 11% 3% 12% 34%
YOY Change
(constant)
13% 7% 3% 22% 37%
Quarter ended December
2011
2012
529
276
93
56
39
544
313
104
62
52
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa

Fiscal First Quarter 2013 Financial Results 8
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
6% 4%
2011
2012
Quarter ended December
20,348
13,600
21,553
14,159
Total
Transactions
Processed
Transactions
Credit
36%
Debit
64%
Credit
38%
Debit
62%

Fiscal First Quarter 2013 Financial Results 9
Total Cards
in millions, except percentages
YOY
Change
12% 8% 2%
Note: From time to time, previously submitted card information may be updated.  Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
Quarter ended September
2011
2012
774
1,157
1,930
788
1,293
2,081
Credit Debit Visa Inc.

Fiscal First Quarter 2013 Financial Results 10
Revenue – Q1 2013
US$ in millions, except percentages
YOY
Change
15% 12% 12%
Note: Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
FY13 % of
Gross Revenues
16% 84%
3,028
(481)
2,547
3,399
(553)
2,846
Gross Revenues Incentives Net Operating
Revenues
Fiscal 2012
Fiscal 2013

Fiscal First Quarter 2013 Financial Results 11
Revenue Detail – Q1 2013
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
17% 8%
13%
1%
Fiscal 2012
Fiscal 2013
1,151
951
748
178
1,300
1,115
805
179
Service
Revenues
Data Processing
Revenues
International
Transaction
Revenues
Other Revenues

Fiscal First Quarter 2013 Financial Results 12
Operating Margin – Q1 2013
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by total operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
13% 11% 12%
(1 ppt)
Fiscal 2012
Fiscal 2013
2,547
929
1,618
64%
2,846
1,046
1,800
63%
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Operating
Margin

Fiscal First Quarter 2013 Financial Results 13
Operating Expenses – Q1 2013
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding.  Percentage changes calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
12%
25% 17%
4%
16%
2%
NM
Fiscal 2012
Fiscal 2013
389
190
98
70
80
102
0
454
193
110
88
92
106
3
Personnel Marketing Network
&
Professional Fees Depreciation
&
General
&
Litigation
Provision
Administrative
Amortization
Processing

Fiscal First Quarter 2013 Financial Results 14
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of $6.1 billion at the end of the fiscal first quarter
• Free cash flow of $1.6 billion for the fiscal first quarter
• Capital expenditures of $100 million during the fiscal first quarter
• During the quarter we made payments totaling $4.4 billion in connection with the covered litigation. These payments will enable us to deduct these amounts in our fiscal 2013 U.S. income tax returns, increasing free cash flow for the year. This is reflected on our balance sheet at December 31, 2012 as a reclassification of
$1.6 billion from deferred tax assets to income tax receivable.

Fiscal First Quarter 2013 Financial Results 15
Under $1
billion
Marketing expenses
Financial Metrics for Fiscal Year 2013
Annual operating margin
About 60%
18% to 18.5%
range
Client incentives as % of gross revenues
Annual net revenue growth
Low double
digits

Fiscal First Quarter 2013 Financial Results 16
$425 million to
$475 million
range
Capital expenditures
Financial Metrics for Fiscal Year 2013
Annual free cash flow
About $6
billion
High teens
Adjusted annual diluted class A common stock
earnings per share growth
Tax rate
30% to 32%
range

Appendix Reconciliation of Non-GAAP Measures

Fiscal First Quarter 2013 Financial Results
Calculation of Free Cash Flow
US$ in millions
A1
(1) Includes changes in client incentives, trade receivable/payable, settlement receivable/payable, and personnel incentives.
Additions (+) /
Reductions (-)
to Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 1,293
Capital Assets + Depreciation and amortization 92
- Capital expenditures (100)
(8)
Litigation
+ Litigation provision 3
- Settlement payments (4,384)
+ Settlement payments funded by litigation escrow 4,383
2
Share-based Compensation
+ Share-based compensation 48
Pension
+ Pension expense 7
- Pension contribution -
7
Taxes
+ Income tax provision 508
- Income taxes paid (45)
463
Changes in Working Capital +/- Changes in other working capital accounts (255)
Total Free Cash Flow 1,550
Three Months Ended
December 31, 2012
(1)